Exhibit 10.(i)(5)


                               THIRD AMENDMENT
                                    TO
                              CREDIT AGREEMENT



        THIS THIRD AMENDMENT TO CREDIT AGREEMENT (the "Third Amendment") dated as of February 23, 1999 relates to that certain Credit Agreement dated as of February 27, 1997, as amended by the First Amendment dated as of February 9, 1998, as further amended by the Second Amendment to Credit Agreement dated as of April 29, 1998 (as so amended, the "Credit Agreement"), among The Southland Corporation, a Texas corporation ("Southland"), the financial institutions party thereto as "Senior Lenders" or "Issuing Banks", Citibank, N.A., as administrative agent for the Senior Lenders and Issuing Banks (in such capacity, together with any successor administrative agent appointed pursuant to SECTION 11.07 of the Credit Agreement, the "Administrative Agent") and The Sakura Bank, Limited, New York Branch, as Co-Agent (in such capacity, the "Co-Agent").


        1. DEFINITIONS. Capitalized terms defined in the Credit Agreement and not otherwise defined or redefined herein have the meanings assigned to them in the Credit Agreement.

        2. AMENDMENTS TO CREDIT AGREEMENT. Upon the "Third Amendment Effective Date" (as defined in Section 5 below), the Credit Agreement is hereby amended as follows:

              2.1 AMENDMENT TO SECTION 1.01. Section 1.01 of the Credit Agreement is hereby amended by adding the definition of "CQUIDS Subordinated Notes" in its entirety to read as follows:

              "CQUIDS SUBORDINATED NOTES" shall mean one or more Quarterly Income Debt Securities issued by Southland to Ito-Yokado or Seven-Eleven Japan, Co., Ltd. subsequent to the Third Amendment Effective Date in the aggregate principal amount of up to $500,000,000 the terms and provisions of which shall be no less favorable to the Senior Lenders than the terms and provisions of the QUIDS Subordinated Notes, PROVIDED that prior to the issuance thereof, the Administrative Agent shall have received such legal opinions as the Administrative Agent shall reasonably request, each of which shall be in form and substance satisfactory to the


                                  Tab 1

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 Administrative Agent, PROVIDED, FURTHER, that the net proceeds thereof shall be applied in accordance with SECTION 2.07(b)."

              2.2 AMENDMENT TO SECTION 1.01. Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of "Subordinated Indebtedness" in its entirety to read as follows:

              "SUBORDINATED INDEBTEDNESS" shall mean the Indebtedness evidenced by, or in respect of, (i) the Senior Subordinated Debentures,
(ii) the QUIDS Subordinated Notes, (iii) CQUIDS Subordinated Notes and
(iv) any additional Indebtedness (A) subordinated in right of payment on terms not less favorable to the Senior Lenders, and subject to terms and conditions (including, but not limited to, covenants, events of default and payment terms) not more burdensome to Southland, than the subordination provisions, covenants and events of default applicable to the Senior Subordinated Debentures or (B) incurred on other terms approved in writing by the Requisite Senior Lenders.

              2.3 AMENDMENT TO SECTION 2.05(a)(ii). Section 2.05(a)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

              (ii) If a Eurodollar Rate Loan, then at a rate per annum equal to the sum of (A) 0.475% per annum PLUS (B) the Eurodollar Rate determined for the applicable Eurodollar Interest Period; or

              2.4 AMENDMENT TO SECTION 2.07(b). Section 2.07(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

              (b) MANDATORY PREPAYMENT. (i) Southland shall make prepayments of Revolving Loans to the extent necessary to assure that the Revolving Credit Obligations at any time do not exceed the Revolving Credit Commitments at such time. If, after giving effect to any prepayment of the Revolving Loans made pursuant to the preceding sentence, the Revolving Credit Obligations at such time continue to exceed the Revolving Credit Commitments at such time, Southland shall, notwithstanding any provision to the contrary herein or in any Competitive Bid Note, make prepayments of Competitive Bid Loans to the extent necessary to assure that the Revolving Credit Obligations at such time do not exceed the Revolving Credit Commitments at such time.

              (ii) Upon each issuance of CQUIDS Subordinated Notes, Southland shall apply no less than fifty percent (50%) of the net proceeds thereof (other than the first $100,000,000 of aggregate net proceeds), (A) first, to the repayment of the then outstanding principal amount of Term Loans to be applied pro rata to reduce the then remaining quarterly installments payable on the Term Loans pursuant to SECTION 2.01(d), (B) second, to the permanent reduction of Revolving Credit Commitments, and (C) thereafter, to the repayment of all other Obligations.

              2.5 AMENDMENT TO SECTION 2.09(b)(v). Section 2.09(b)(v) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               (v) There shall be no more than fifteen (15) Eurodollar Interest Periods in effect at any one time.

              2.6   AMENDMENT TO SECTION 8.01.    Section 8.01 of the
Credit Agreement is hereby amended by (I) amending and restating CLAUSE
(iii) thereof in its entirety to read as follows:

              (iii)  Subordinated Indebtedness (other than QUIDS
Subordinated Notes and CQUIDS Subordinated Notes) and extensions, renewals, replacements and refinancings thereof which satisfy the criteria set forth in the definition of "Subordinated Indebtedness", the aggregate principal amount of which shall not exceed $370,000,000
(together with, in the case of a refinancing, interest accrued thereon and reasonable costs incurred in connection with the refinancing);

        (ii) amending and restating CLAUSE (v) thereof in its entirety to read as follows:

              (v)(A) Capital Lease obligations (other than such obligations included in Permitted Existing Indebtedness and the Master Lease Facility) and Indebtedness incurred in connection with Capital Expenditures (and within a reasonable period of time thereafter), if (1) such Capital Lease obligations and Indebtedness are incurred in connection with the acquisition of assets at fair value after the Effective Date, (2) such Capital Lease obligations and Indebtedness are either unsecured or secured only by the assets subject to such Capital Lease or which are the subject of such Capital Expenditure, and (3) any Liens securing such Capital Lease obligations or Indebtedness do not exceed the purchase price of the assets and the costs incurred in connection with the acquisition of such assets; (B) sale and leaseback transactions (other than the Master Lease Facility) and Accommodation Obligations with respect to financing incurred by lessors solely for the purpose of acquiring and constructing stores, store sites and related fixtures and equipment which are or are to be leased by Southland, if the obligations and Indebtedness incurred in connection with such transaction are either unsecured or secured only by the assets subject to such transactions; and (C) extensions, renewals, replacements or refinancings thereof, not exceeding the principal amount outstanding before giving effect to the extension, renewal, replacement or refinancing (together with, in the case of a refinancing, interest accrued thereon and reasonable costs incurred in connection with the refinancing); PROVIDED, that the aggregate principal amount outstanding at any time pursuant to
SECTION 8.01(v)(B) (other than such obligations or Indebtedness included in Permitted Existing Indebtedness) and extensions, renewals, replacements and refinancings thereof pursuant to SECTION 8.01(v)(C) do not exceed $300,000,000 (of which no more than $233,000,000 shall consist of Accommodation Obligations with respect to financing incurred by lessors solely for the purpose of acquiring and constructing stores, store sites and related fixtures and equipment which are or are to be leased by Southland);

         (iii) amending and restating CLAUSE (xiv) thereof in its entirety to read as follows:

              (xiv)   unsecured Indebtedness which is either (A)
Commercial Paper or (B) owing to Ito-Yokado in connection with payments by Ito-Yokado of the principal of or interest on (or other amounts owing with respect to) Commercial Paper; PROVIDED, that the aggregate principal amount outstanding pursuant to SUBCLAUSES (A) and (B) shall not exceed $700,000,000, and PROVIDED, FURTHER, that a written commitment by Ito-Yokado to the Administrative Agent or Senior Lenders satisfactory in form and substance to the Administrative Agent with respect to the Indebtedness permitted by SECTION 8.01(xiv)(B) shall provide that no payment (whether in respect of principal, interest or otherwise) of such Indebtedness shall be permitted or required other than (1) payments after the date which is one year after payment in full in cash of the Obligations and termination of the Commitments and (2) so long as there does not exist an Event of Default or Potential Event of Default and the Commercial Paper shall then have a rating of at least A-1 from S&P or Prime-1 from Moody's (or, if at any time neither Standard and Poors nor Moody's shall be rating the Commercial Paper, the Commercial Paper shall then have a rating at least equal to the highest rating from such other nationally recognized rating service as is acceptable to the Administrative Agent), payments of the principal amount of such Indebtedness made solely with proceeds of subsequent issuances of Commercial Paper by Southland. Notwithstanding the foregoing and so long as (x) there exists an Event of Default or Potential Event of Default, or (y) commercial paper issued pursuant to this SECTION 8.01(xiv) shall cease to qualify as Commercial Paper, Southland shall not permit any further issuances of commercial paper, and any payments of principal of or interest on (or other amounts owing with respect to) Commercial Paper then outstanding shall be paid directly by Ito-Yokado pursuant to its unconditional guarantee thereof and shall not be paid by Southland;

         (ii) amending and restating CLAUSE (xv) thereof in its entirety to read as follows:




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         (xv)   Indebtedness with respect to QUIDS Subordinated Notes in
an aggregate principal amount not exceeding $380,000,000 and Indebtedness with respect to CQUIDS Subordinated Notes in an aggregate principal amount not exceeding $500,000,000;

              2.7   AMENDMENT TO SECTION 8.10.    Section 8.10 of the
Credit Agreement is hereby amended and restated in its entirety to read as follows:

              8.10. COMMERCIAL PAPER FACILITY. Southland shall not amend the terms of the documents governing or relating to the Commercial Paper other than (i) increases in the maximum amount of Commercial Paper which may at any time be outstanding, PROVIDED, HOWEVER, that the maximum principal amount of Commercial Paper outstanding at any time shall not exceed the limitation set forth in SECTION 8.01(xiv), and (ii) extensions of the date beyond which Southland may not issue Commercial Paper pursuant to such documents (including an extension of the guaranty of Ito-Yokado with respect to the Commercial Paper).

              2.8 AMENDMENT TO SECTION 9.01. Section 9.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

              9.01. SENIOR INDEBTEDNESS TO EBITDA. Southland shall not on any Quarterly Determination Date occurring during any period set out below permit the ratio of (i) Senior Indebtedness (other than Indebtedness not exceeding $41,400,000 arising under the Master Lease Documents) as of such Quarterly Determination Date to (ii) EBITDA as determined as of such Quarterly Determination Date for the four (4) calendar quarters ending on such date, to be greater than the ratio set out below opposite such period:


             PERIOD                            MAXIMUM RATIO
             ------                            -------------

Effective Date through March 31, 1998             3.40x


April 1, 1998 through March 31, 1999              4.10x


April 1, 1999 through June 30, 1999               4.00x


July 1, 1999 through March 31, 2000               3.95x


April 1, 2000 through June 30, 2000               3.65x


July 1, 2000 through September 30, 2000           3.50x


October 1, 2000 and thereafter                    3.25x

                 2.6 AMENDMENT TO SECTION 9.02. Section 9.02 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

           9.02. MINIMUM INTEREST AND RENT COVERAGE RATIO. Southland shall not on any Quarterly Determination Date occurring during any period set out below permit the ratio of (i) the sum of (A) EBITDA, PLUS (B) Rent Expense on Operating Leases to (ii) the sum of (A) Consolidated Cash Interest Expense, PLUS (B) Rent Expense on Operating Leases, in each case as determined as of such Quarterly Determination Date for the four (4) calendar quarters ending on such date, to be less than the ratio set out below opposite such period:


           PERIOD                               MINIMUM RATIO
           ------                               -------------

Effective Date through March 31, 1998             2.00x


April 1, 1998 through December 31, 1998           1.80x


January 1, 1999 through December 31, 1999         1.90x


January 1, 2000 through March 31, 2000            1.95x


April 1, 2000 through September 30, 2000          2.00x


October 1, 2000 and thereafter                    2.10x


2.7   AMENDMENT TO SECTION 9.03(b).  Section 9.03(b) of the
Credit Agreement is hereby amended and restated in its entirety to read as follows:

                (b) Southland shall not on any Quarterly Determination Date occurring during any period set out below permit the ratio of (i) EBITDA to (ii) Consolidated Fixed Charges, in each case as determined as of such Quarterly Determination
Date for the four (4) calendar quarters ending on such date, to be less than the ratio set out below opposite such period:


           PERIOD                                  MINIMUM RATIO
           ------                                  -------------

April 1, 1998 through December 31, 1999                1.50x


January 1, 2000 through March 31, 2000                 1.65x


April 1, 2000 through June 30, 2000                    1.70x


July 1, 2000 and thereafter                            1.75x


        2.9 AMENDMENT TO SECTION 9.04. Section 9.04 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

 9.04. TOTAL EXPENDITURES. Southland shall not, and shall not permit its Subsidiaries to, make or incur (i) Capital Expenditures, and
(ii) Accommodation Obligations with respect to financing incurred by lessors solely for the purpose of acquiring and constructing stores, store sites and related fixtures and equipment which are or are to be leased by Southland (the sum of the aggregate principal amounts under SUBCLAUSES (i) and (ii) in any Fiscal Year being, the "Total Expenditures") which in the aggregate exceed $475,000,000 in any Fiscal Year; PROVIDED, HOWEVER, that Southland and its Subsidiaries may exceed the $475,000,000 limitation for any Fiscal Year in an amount (the "Total Expenditure Carryover") equal to fifty percent (50%) of the difference of $475,000,000 MINUS the Total Expenditures for the preceding Fiscal Year, PROVIDED, FURTHER, that the Total Expenditure Carryover in any Fiscal Year shall not exceed $15,000,000.

3. AMENDMENT FEE. In addition to any other fees, expenses, or costs payable by Southland, Southland shall pay to the Administrative Agent on the Third Amendment Effective Date (as defined in Section 5) for the account of such Senior Lenders as become signatories to this Third Amendment on or before March 10, 1999, a fee equal to 0.125% of the aggregate amount of the Commitments of such Senior Lenders in effect on March 10, 1999 payable in lawful money of the United States in immediately available funds.

4. REPRESENTATIONS AND WARRANTIES. Southland hereby represents and warrants to each Senior Lender, each Issuing Bank, the Administrative Agent and the Co-Agent that (a) each of the statements set forth in Section 5.01 of the Credit Agreement (as amended hereby) are true, correct and complete on and as of the Third Amendment Effective Date as though made to each Senior Lender, each Issuing Bank, the Administrative Agent and the Co-Agent on and as of such date and (b) as of the Third Amendment Effective Date, no Event of Default or Potential Event of Default has occurred and is continuing.

5. THIRD AMENDMENT EFFECTIVE DATE. This Third Amendment shall become effective as of MARCH 10, 1999 (the "Third Amendment Effective Date") upon receipt by the Administrative Agent of (i) a reaffirmation of commitments made by Ito-Yokado pursuant to SECTION 8.01(xiv) of the Credit Agreement (as amended by this Third Amendment) in form and substance satisfactory to the Administrative Agent and (ii) counterparts of this Third Amendment, executed by Southland, the Administrative Agent and the Requisite Senior Lenders (with sufficient copies for each Senior Lender).

6.    MISCELLANEOUS.  This Third Amendment is a Loan Document.
The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. Except to the extent specifically amended or modified hereby, the provisions of the Credit Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Senior Lender or Issuing Bank under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

7. COUNTERPARTS. This Third Amendment may be executed in any number of counterparts which together shall constitute one instrument.

8.    GOVERNING LAW.  THIS THIRD AMENDMENT, AND ALL ISSUES
RELATING TO THIS THIRD AMENDMENT, INCLUDING THE VALIDITY, ENFORCEABILITY, INTERPRETATION OR CONSTRUCTION OF THIS THIRD AMENDMENT OR ANY PROVISION HEREOF, SHALL BE GOVERNED BY, AND SHALL BE DETERMINED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the Administrative Agent, the Requisite
Senior Lenders and Southland have caused this Third Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.



BORROWER:                                 THE SOUTHLAND CORPORATION

By:
   ------------------------
   Name:
   Title:


ADMINISTRATIVE AGENT:       CITIBANK, N.A., as the Administrative Agent

By:
   --------------------------
                                     Name:
Title:


SENIOR LENDERS:                           CITIBANK, N.A.

By:
   --------------------------
                                     Name:
Title:


THE SAKURA BANK, LIMITED, NEW
YORK BRANCH

By:
   --------------------------
 Name:
Title:


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                                          THE ASAHI BANK, LTD., NEW YORK
                                          BRANCH

By:
   ---------------------------
Name:
Title:


BANK OF TOKYO, MITSUBISHI TRUST
COMPANY

By:
   -----------------------------
   Name:
Title:


THE FUJI BANK, LIMITED, NEW YORK
BRANCH

By:
   -----------------------------
Name:
Title:


THE MITSUI TRUST AND BANKING
COMPANY, LIMITED, NEW YORK
BRANCH

By:
   -----------------------------
Name:
Title:


THE INDUSTRIAL BANK OF JAPAN
TRUST COMPANY

By: THE INDUSTRIAL BANK OF
JAPAN,LIMITED,HOUSTON OFFICE,
Authorized Representative

By:
   ---------------------------
Name:
Title:

NATIONSBANK, N.A.

By:
   ----------------------------
Name:
Title:


BANKERS TRUST COMPANY

By:
   ----------------------------
Name:
Title:


CIBC INC.

By:
   ---------------------------
Name:
Title: